FQF TRUST

QuantShares U.S. Market Neutral Momentum Fund (MOM)

QuantShares U.S. Market Neutral Value Fund (CHEP)

QuantShares U.S. Market Neutral High Beta Fund (BTAH)

QuantShares U.S. Market Neutral Size Fund (SIZ)

QuantShares U.S. Market Neutral Quality Fund (QLT)

QuantShares U.S. Market Neutral Anti-Momentum Fund (NOMO)

Supplement dated October 22, 2012
to the Prospectus and Statement of Additional Information dated August 10, 2011

This supplement updates certain information contained in the above-named prospectus and statement of additional information (“SAI”) for FQF Trust (“Trust”) regarding the listed series of the Trust (each, a “Fund”).

Liquidation of BTAH, NOMO AND QLT: Following the recommendation of FFCM, LLC (the “Adviser”), the Board of Trustees of the Trust (the “Board”) has approved the closing and subsequent liquidation of the QuantShares U.S. Market Neutral High Beta Fund, QuantShares U.S. Market Neutral Anti-Momentum Fund, and QuantShares U.S. Market Neutral Quality Fund (the “Liquidating Funds”) pursuant to the terms of a Plan of Liquidation.

The last day of trading of the Liquidating Funds’ shares on the NYSE Arca, Inc. will be November 2, 2012 (“Closing Date”). Prior to the close of trading on the Closing Date, shareholders may purchase and redeem Creation Units of shares from the Liquidating Funds and may purchase and sell individual shares in the secondary market. After the close of trading on the Closing Date, shareholders will not be able to purchase or redeem Creation Units from the Liquidating Funds or to purchase or sell the Liquidating Funds’ shares in the secondary market.

Between the Closing Date and November 19, 2012 (“Liquidation Date”), the Liquidating Funds will liquidate their portfolio assets. As a result, during this period the Liquidating Funds will deviate from their investment objectives and strategies as stated in their prospectus.

If no action is taken by a Liquidating Fund shareholder prior to the Closing Date, such shareholder will receive from the relevant Liquidating Fund(s), on or about the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Liquidating Fund shares as of the close of business on the Liquidation Date, which will reflect the costs of closing the Liquidating Fund. This amount will also include any accrued capital gains and dividends. Shareholders remaining in the Liquidating Fund on the Liquidation Date will not be charged any transaction fees by the Liquidating Fund in connection with the liquidating cash distribution.

The liquidating cash distribution will be treated as payment to Liquidating Fund shareholders in exchange for their Liquidating Fund shares and may be a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Elimination of Voluntary Expense Cap for MOM, CHEP and SIZ: The Adviser had determined voluntarily to waive fees and/or reimburse expenses of the QuantShares U.S. Market Neutral Momentum Fund, QuantShares U.S. Market Neutral Value Fund and QuantShares U.S. Market Neutral Size Fund to the extent necessary to prevent their fees and expenses from exceeding 0.99% of average daily net assets. The voluntary waiver may be discontinued at any time, and the Adviser has determined discontinue it as of November 5, 2012. As a result, the prospectus and SAI are revised as follows.

The following updates certain information contained in the prospectus.

The third paragraph of the section titled “Investment Advisory Services – Investment Adviser” on page 36 of the prospectus is deleted and replaced with the following:

FFCM LLC has contractually undertaken until October 31, 2013 to forgo current payment of fees and/or reimburse expenses of each Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) of each Fund are limited to 1.49% of average daily net assets. This undertaking can only be changed with the approval of the Board of Trustees. Each Fund has agreed that it will repay the Adviser for fees and expenses forgone or reimbursed for that Fund provided that repayment does not cause Operating Expenses to exceed 1.49% of that Fund’s average daily net assets. Any such repayment must be made within three years from the date the expense was borne by the Adviser. In addition, FFCM LLC has voluntarily determined to waive fees and/or reimburse expenses until further notice to the extent necessary to prevent the Operating Expenses of the QuantShares U.S. Market Neutral Anti-Beta Fund from exceeding 0.99% of average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

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The following updates certain information contained in the SAI.

The third paragraph of the section titled “Investment Management Agreement” on page 31 of the SAI is deleted and replaced with the following:

FFCM has contractually undertaken until October 31, 2013 to forgo current payment of fees and/or reimburse expenses of each Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) of each Fund are limited to 1.49% of average daily net assets. This undertaking can only be changed with the approval of the Board of Trustees. Each Fund has agreed that it will repay the Adviser for fees and expenses forgone or reimbursed for that Fund provided that repayment does not cause Operating Expenses to exceed 1.49% of that Fund’s average daily net assets. Any such repayment must be made within three years from the date the expense was borne by the Adviser. In addition, FFCM has voluntarily determined to waive fees and/or reimburse expenses until further notice to the extent necessary to prevent the Operating Expenses of the QuantShares U.S. Market Neutral Anti-Beta Fund from exceeding 0.99% of average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

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Please retain this supplement for future reference.

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